N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MARSICO FOCUSED EQUITIES FUND

AS OF FEBRUARY 28, 2013

              Name of Person              Ownership% of Series
              --------------            ------------------------
              Raymond James             28.04%

AS OF SEPTEMBER 1, 2012

              Name of Person              Ownership% of Series
              --------------            ------------------------


CHANGES IN CONTROL PERSONS

                                                        Date/Description of
                                                    Transaction(s) Became a, or
Name of Person              Ownership% of Series    Ceased to be, Control Person
--------------            ------------------------  ----------------------------


N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MULTI ADVISOR INTERNATIONAL EQUITY FUND

AS OF FEBRUARY 28, 2013

              Name of Person              Ownership% of Series
              --------------            ------------------------
              American Enterprise
                Investment Svc          28.59%

AS OF SEPTEMBER 1, 2012

              Name of Person              Ownership% of Series
              --------------            ------------------------
              Merrill Lynch Pierce
                Fenner & Smith          30.58%

CHANGES IN CONTROL PERSONS

                                                        Date/Description of
                                                    Transaction(s) Became a, or
Name of Person              Ownership% of Series    Ceased to be, Control Person
--------------            ------------------------  ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA LARGE CAP VALUE FUND

AS OF FEBRUARY 28, 2013

              Name of Person              Ownership% of Series
              --------------            ------------------------


AS OF SEPTEMBER 1, 2012

              Name of Person              Ownership% of Series
              --------------            ------------------------
              Merrill Lynch Pierce
                Fenner & Smith          28.56%


CHANGES IN CONTROL PERSONS

                                                        Date/Description of
                                                    Transaction(s) Became a, or
Name of Person              Ownership% of Series    Ceased to be, Control Person
--------------            ------------------------  ----------------------------


N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MARSICO GLOBAL FUND

AS OF FEBRUARY 28, 2013

              Name of Person              Ownership% of Series
              --------------            ------------------------
              American Enterprise
                Investment Svc          28.04%

AS OF SEPTEMBER 1, 2012

              Name of Person              Ownership% of Series
              --------------            ------------------------

CHANGES IN CONTROL PERSONS

                                                        Date/Description of
                                                    Transaction(s) Became a, or
Name of Person              Ownership% of Series    Ceased to be, Control Person
--------------            ------------------------  ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA SMALL CAP INDEX FUND

AS OF FEBRUARY 28, 2013

              Name of Person              Ownership% of Series
              --------------            ------------------------


AS OF SEPTEMBER 1, 2012

              NAME OF PERSON              Ownership% of Series
              --------------            ------------------------
              Merrill Lynch Pierce
                Fenner & Smith          25.86%


CHANGES IN CONTROL PERSONS

                                                        Date/Description of
                                                    Transaction(s) Became a, or
Name of Person              Ownership% of Series    Ceased to be, Control Person
--------------            ------------------------  ----------------------------
